                                POWER OF ATTORNEY

The undersigned, Textron Inc. ("Textron"), a Delaware corporation, and the undersigned directors and officers of Textron, do hereby constitute and appoint Ted R. French, Terrence O'Donnell, Arnold M. Friedman, Michael D. Cahn and Ann
T. Willaman, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of the offering of up to $2 billion aggregate public offering price of additional equity and/or debt securities of Textron, which equity securities may be shares of common stock, $.125 par value of Textron ("Common Stock"), and/or shares of preferred stock, without par value, of Textron ("Preferred Stock"), and which debt securities may be senior, and/or subordinated debt securities consisting of debentures, notes and/or other debt obligations ("Debt Securities") and/or convertible Debt Securities which are or may become convertible into shares of Common Stock or Preferred Stock, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron to the Registration Statement filed with the Securities and Exchange Commission in respect of such offering of common stock, to any and all amendments to such Registration Statement (including post-effective amendments), and to any instruments or documents or other writings of which the original or copies thereof are to be filed as a part of or in connection with such Registration Statement or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder, and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

IN WITNESS WHEREOF, Textron has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name hereto, on this 25th day of February, 2004.

                                          TEXTRON INC.


                                          By:  s/Lewis B. Campbell
                                               ---------------------------------
                                               Lewis B. Campbell
                                               Chairman, President and Chief
                                               Executive Officer

ATTEST:

s/Frederick K. Butler
----------------------------
Frederick K. Butler
Vice President and Secretary
s/Lewis B. Campbell                             s/Joe T. Ford
-------------------                             -------------
Lewis B. Campbell                               Joe T. Ford
Chairman, President and Chief Executive         Director
Officer, Director


s/H. Jesse Arnelle                              s/Paul E. Gagne
------------------                              ---------------
H. Jesse Arnelle                                Paul E. Gagne
Director                                        Director



s/Kathleen M. Bader                             s/John D. Macomber
-------------------                             ------------------
Kathleen M. Bader                               John D. Macomber
Director                                        Director



s/Teresa Beck                                   s/Lord Powell of Bayswater KCMG
-------------                                   -------------------------------
Teresa Beck                                     Lord Powell of Bayswater KCMG
Director                                        Director


s/R. Kerry Clark                                s/Brian H. Rowe
----------------                                ---------------
R. Kerry Clark                                  Brian H. Rowe
Director                                        Director


s/R. Stuart Dickson                             s/Sam F. Segnar
-------------------                             ---------------
R. Stuart Dickson                               Sam F. Segnar
Director                                        Director


s/Ivor J. Evans                                 s/Martin D. Walker
---------------                                 ------------------
Ivor J. Evans                                   Martin D. Walker
Director                                        Director



s/Lawrence K. Fish                              s/Thomas B. Wheeler
------------------                              -------------------
Lawrence K. Fish                                Thomas B. Wheeler
Director                                        Director
                                                s/Ted R. French
                                                --------------------------------
                                                Ted R. French
                                                Executive Vice President
                                                and Chief Financial Officer
                                                (principal financial officer)

                                                s/Richard L. Yates
                                                --------------------------------
                                                Richard L. Yates
                                                Vice President and Controller
                                                (principal accounting officer)